Supplemental consolidated statements of income information	12 Months Ended
Mar. 31, 2023
Disclosure of Supplemental consolidated statements of income information [Abstract]
Supplemental consolidated statements of income information
23.	Supplemental consolidated statements of income information

(1)	Other operating (income) expense, net
Sony records transactions in other operating (income) expense, net due to either the nature of the transaction or in consideration of factors including the relationship to Sony’s core operations.
Other operating (income) expense, net is comprised of the following:

	Yen in millions
	Fiscal year ended March 31
	2021	2022	2023
Gain on transfer of GSN Games shares *1	—	(70,020)	—
(Gain) loss on purchase/sale of interests in subsidiaries and associates, net	(18,868)	(4,593)	(4,318)
(Gain) loss on sale, disposal or impairment of assets, net *2	32,122	8,316	(417)
Other	996	803	(7,286)

	14,250	(65,494)	(12,021)

*1	Refer to Note 31.

*2	Refer to Notes 9 and 11.

(2)	Research and development expenditures
Research and development expenditures recognized as an expense for the fiscal years ended March 31, 2021, 2022 and 2023 were 545,357 million yen, 618,368 million yen and 735,698 million yen, respectively.

(3)	Advertising costs
Advertising costs included in selling, general and administrative expenses for the fiscal years ended March 31, 2021, 2022 and 2023 were 261,391 million yen, 347,709 million yen and 391,131 million yen, respectively.

(4)	Shipping and handling costs
Shipping and handling costs for finished goods included in selling, general and administrative expenses for the fiscal years ended March 31, 2021, 2022 and 2023 were 82,708 million yen, 70,858 million yen and 95,208 million yen, respectively, which included the internal transportation costs of finished goods.